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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2005

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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        Cayman Islands                  001-16855                 98-0362785
 (State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                         N/A
       (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01 Entry into a Material Definitive Agreement.

     On February 17, 2005, the Board of Directors of Scottish Re Group Limited (the "Company") approved the grant of restricted share units and performance share units under the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan (the "Equity Plan") to certain employees of the Company, including the executive officers of the Company set forth below, subject to the terms of the Equity Plan and each executive officer's respective restricted share unit agreement and performance share unit agreement. These awards were granted as 25% restricted share units and 75% performance share units. The grant of the awards was effective on February 17, 2005 and subject to the execution by the Company and the executive officer of a restricted share unit agreement and a performance share unit agreement with respect to such awards. The restricted share units vest in one-third increments on the first, second and third anniversary of the grant. The performance share units vest if the average annual growth in net operating earnings per share exceeds 10% over three years, beginning in 2004 and ending in 2006.


-------------------------------- ---------------------- ------------------------- -------------------------
       Executive Officer            Total Number of            Number of                 Number of
                                        Awards           Performance Share Units   Restricted Share Units
-------------------------------- ---------------------- ------------------------- -------------------------
Scott E. Willkomm                       25,000                    18,750                   6,250
   President and Chief
   Executive Officer

-------------------------------- ---------------------- ------------------------- -------------------------
Michael C. French                        5,000                    3,750                    1,250
   Chairman of the
   Board
-------------------------------- ---------------------- ------------------------- -------------------------
Elizabeth A. Murphy                     10,000                    7,500                    2,500
   Executive Vice President
   and Chief Financial Officer

-------------------------------- ---------------------- ------------------------- -------------------------
Cliff Wagner                            10,000                    7,500                    2,500
   Executive Vice President
   and Chief Actuary
-------------------------------- ---------------------- ------------------------- -------------------------




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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                SCOTTISH RE GROUP LIMITED


                                By: /s/ Paul Goldean
                                    --------------------------------------------
                                    Paul Goldean
                                    Executive Vice President and General Counsel



Dated:  August 18, 2005




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